UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2010
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918-573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 16, 2010, The Williams Companies, Inc. (the “Company”) issued a press release announcing updates to its earnings and capital expenditure guidance for 2010-2012, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Steven J. Malcolm, the Company’s chairman of the board of directors, president, and chief executive officer, will discuss the updated guidance in his presentation on September 16, 2010 at the 2010 Barclays Capital CEO Energy-Power Conference. The presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The information in this report (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

(d)	Exhibits

Exhibit 99.1	Press release of the Company dated September 16, 2010, publicly announcing updates to its earnings and capital expenditure guidance for 2010-2012.

Exhibit 99.2	Slide presentation for the 2010 Barclays Capital CEO Energy-Power Conference on September 16, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: September 16, 2010	/s/ La Fleur C. Browne

Name: La Fleur C. Browne
Title: Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Press release of the Company dated September 16, 2010 publicly announcing updates to its earnings and capital expenditure guidance for 2010-2012.

Exhibit 99.2	Slide presentation for the 2010 Barclays Capital CEO Energy-Power Conference on September 16, 2010.

4